Exhibit 99.2

PRESENTED BY Angela Selden President and CEO Richard Sunderland, CPA Executive VP and CFO American Public Education, Inc. Second Quarter 2022 Results August 9, 2022

Safe Harbor Statement Please note that statements made in this presentation regarding American Public Education and its subsidiaries (the “Company”) that are not historical facts may be forward - looking statements based on current expectations, assumptions, estimates and projections about the Company and the industry . These forward - looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from those expressed or implied by such statements . Forward - looking statements may be able to be identified by words such as anticipate, believe, seek, could, estimate, expect, intend, may, plan, should, will, would, and similar words or their opposites . Forward - looking statements include, without limitation, expected growth, registrations and enrollments, revenues, net income, earnings per share, adjusted EBITDA and EBITDA . Actual results could differ materially from those expressed or implied by forward - looking statements as a result of various factors, including risks related to the effects of and the Company’s response to the COVID - 19 pandemic, including impacts on the demand environment as the pandemic abates, the Company’s dependence on the effectiveness of its ability to attract students who persist in its institutions’ programs, changing market demands, the Company’s inability to market its programs, the loss of the Company’s ability to receive funds under tuition assistance programs or ability to process tuition assistance financial aid, the Company’s inability to maintain strong relationships with the military and maintain course registrations and enrollments from military students, the Company’s failure to comply with regulatory and accrediting agency requirements and to maintain institutional accreditation, the Company’s loss of eligibility to participate in Title IV programs or ability to process Title IV financial aid, the Company’s need to successfully adjust to future market demands by updating existing programs and developing new programs, entering into and integrating acquisitions, including the integration of Rasmussen University and Graduate School USA, and the risk factors described in the risk factor section and elsewhere in the Company’s annual report on Form 10 - K and in the Company’s other SEC filings . You should not place any undue reliance on any forward - looking statements . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future . 2

3 Table of Contents 1. APEI and Education Unit Enrollment Updates 2. 2Q 2022 Financial Results & 3Q 2022 Outlook

APUS Registration and Education Unit Update

2Q 2022


APUS Net Course Registrations
2021
2022
+1%
92.9K
94.0K
+1%
82.6K
83.5K
+1%
175.6K
177.4K
1Q
2Q
YTD

- **2Q net course registrations increased driven by strong military growth:**
  - 2Q22 military registrations +9% compared to 2Q21
  - 2Q22 Army registrations +38% compared to 2Q21

Forecast 3Q 2022 and Education Unit Update

- 3Q22 registrations of approximately 0% to +5% growth versus prior year period, or between 83.1k and 87.2K enrollments
  - Strong military registrations, offset by non-military and veteran broader market decline
  - New ArmyIgnitED 2.0 portal being rolled out August 2022 not factored into forecast
- Nuno Fernandes, proven growth leader in higher education, announced as new President of APUS
- ArmyIgnitED transition to 2.0 appears much improved, namely:
  - New provider has established track record with Air Force
  - Existing provider's contract will provide overlap period
  - Elimination of manual interventions in 2.0 vs 1.0 systems
  - APEI is UAT partner

4

• 3Q22 Rasmussen nursing student enrollment growth of - 8% versus prior year comparable period, +3% 2 - year CAGR. Non - nursing enrollment growth of - 8% for 3Q22 vs 3Q21 • Marketing brought in - house to enhance efficiency and reduce overall costs • Search for new Rasmussen president has commenced Rasmussen Enrollment and Education Unit Update 2Q 2022 Forecast 3Q 2022 and Education Unit Update 5 • 2Q22 nursing enrollment moderated slightly from record levels in 1Q22 and down 2% year over year • 2021 increase represented 31% for Rasmussen • Strong 2 - year CAGR of +13% total nursing • 2Q22 also impacted by self - imposed enrollment caps in northern region. • 2Q22 non - nursing enrollment declined 10% vs prior year due to challenging broader macroeconomic environment +1% 2 Yr CAGR 6,400 9,300 15,700 8,300 8,600 17,000 8,200 7,700 15,900 Nursing Non-Nursing Total Rasmussen Rasmussen Enrollment 2Q 2020 2Q 2021 2Q 2022 - 6% - 10% - 2%

Hondros Enrollment and Education Unit Update

2Q 2022



HCN Enrollment
2020
2021
2022
+8%
+3%
1,570
2,270
2,460
1,750
2,380
2,440
1Q
2Q
2 Yr CAGR
+18%

- **2Q22 Hondros nursing enrollment growth continued, up 3% from strong 2Q21 levels**
  - Strong 2-year CAGR of +18% from 2020
  - Slight impact from COVID as some students delayed courses after contracting virus

Forecast 3Q 2022 and Education Unit Update

- 3Q22 Hondros enrollment growth of 4% versus prior year comparable period, +11% 2-year CAGR.
- Initial phase 1 agreement with large national healthcare provider signed in August
- Michigan campus opening on-track, early demand prospects appear favorable
- Added scale from Michigan and anticipated continued enrollment growth are expected to enhance margins of the business in future periods

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Table of Contents 7 1. APEI and Education Unit Enrollment Updates 2. 2Q 2022 Financial Results & 3Q 2022 Outlook

Second Quarter 2022 Financial Highlights Financial Summary Capitalization and Liquidity (1) During the third quarter of 2021, we revised our reportable segments and updated the results for the prior period to conform to the current period presentation. Additionally, during the first quarter of 2022, we added Graduate School USA to Corporate and Other. (2) EBITDA plus stock comp, loss on disposal of long - lived assets, goodwill and intangible impairments and M&A - related professional and integration fees. Please refer to appendix for GAAP to Non - GAAP reconciliation. 8 Solid liquidity position: • $158 million of unrestricted cash • $20 million undrawn revolver • $11 million of net debt Three Months Ended Six Months Ended June 30, June 30, 2021 2022 % Change 2021 2022 % Change ($ in millions) APUS Revenue (1) 66.9 69.9 4% 144.4 143.0 -1% Rasmussen Revenue - 63.9 N/A - 131.0 N/A HCN Revenue 11.1 11.5 3% 22.3 23.0 3% Corporate and Other (1) (0.1) 4.3 NM (0.1) 7.3 NM Total revenue 78.0 149.6 92% 166.6 304.4 83% Net income (loss) 0.5 (110.0) NM 8.6 (104.7) NM Adjusted EBITDA (2) 9.9 14.5 47% 25.9 31.9 23% EPS (diluted) 0.03 (5.82) NM 0.49 (5.54) NM

APEI's 3Q 2022 Outlook

These statements are based on current expectations. These statements are forward-looking and actual results may differ materially.

	Third Quarter 2022 Guidance[1] (Approximate)	(% Yr/Yr Change)
APUS Net course registrations[1,2]	83,100 to 87,200	0% to 5%
HCN Student enrollment[3]	2,410	4%
RU Student enrollment[3]	15,000	-8%
- Nursing	7,700	-8%
- Non-Nursing	7,300	-8%
($ in millions except EPS)		
APEI Consolidated revenue	$145.1 to $148.1	48% to 51%
APEI Consolidated net income	-$5.8 to -$4.5	n.m.
APEI Adjusted EBITDA[4]	$5.8 to $7.7	-37% to -17%
APEI Diluted EPS	-$0.31 to -$0.24	n.m.

- Broader inflationary pressures continue to increase faculty and staff wages, impacting costs and expenses and pressuring margins
- Tight labor market resulting in wage inflation and an enrollment reduction in Rasmussen's Bloomington, MN ADN program to align enrollment with available clinical faculty and meet required faculty to student ratios, are putting downward pressure on near term enrollments

(1) APUS Net Course Registrations and consolidated financial metrics do not include any forecasted impacted of the transition to ArmyIgnitED portal 2.0, planned for the end of August 2022.
(2) APUS Net course registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty.
(3) HCN and Rasmussen student enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty.
(4) Please refer to appendix for GAAP to Non-GAAP reconciliation

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Thank You

Appendix: Enrollment and Registration Summary 11 2Q 2022 2Q 2021 % Change APUS Registrations 83,500 82,600 1% Total Rasmussen Enrollment 15,900 16,900 -6% Rasmussen Nursing Enrollment 8,200 8,300 -2% Rasmussen Non-Nursing Enrollment 7,700 8,600 -10% HCN Enrollment 2,440 2,380 3%

American Public Education is presenting adjusted EBITDA in connection with its GAAP results and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Net Income to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Appendix: Disclosures 12 GAAP Net Income to Adjusted EBITDA:   (in thousands, except per share data)         Net (loss) income $ (110,029) $ 531 (104,696) 8,638 Income tax (benefit) expense (35,332) 646 (34,292) 3,285 Interest expense (income) 3,390 (24) 6,745 (138) Equity investment loss 6 822 11 827 Depreciation and amortization 8,119 2,524 16,267 5,175 EBITDA (133,846) 4,499 (115,965) 17,787 Impairment of goodwill and intangible assets 144,900 - 144,900 - Adjustment to gain on acquisition 705 - (3,828) - Stock Compensation 2,350 1,985 4,706 4,165 (Gain) loss on disposals of long-lived assets (9) 174 784 182 M&A - related professional fees 437 3,264 1,273 3,725 Adjusted EBITDA $ 14,537 $ 9,922 31,870 25,859 Six Months Ended June 30, 2022 2021 The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculation of adjusted EBITDA for the three and six months ended June 30, 2022 and 2021: Three Months Ended June 30, 2022 2021

American Public Education is presenting adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of projected adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Appendix: Disclosures (continued) 13 GAAP Outlook Net Income to Outlook Adjusted EBITDA:   (in thousands, except per share data)     Net income $ (5,800) $ (4,470) Income tax expense (2,490) (1,920) Interest expense, net 3,290 3,290 Equity investment loss (income) - - Depreciation and amortization 8,340 8,340 EBITDA 3,340 5,240 Stock Compensation 2,420 2,420 Adjusted EBITDA $ 5,760 $ 7,660 September 30, 2022 Low High The following table sets forth the reconciliation of the Company’s projected GAAP net income to the calculation of projected adjusted EBITDA for the three months ending September 30, 2022: Three Months Ending